SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                       21-Oct-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                    333-77054-04                  13-3320910
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            11 Madison Avenue
            New York, New York                                     10010
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code        212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class       Beg Bal         Prin          Int
Class 1-A-1  $46,550,866.83 $3,961,893.94     $169,511.05
Class 1-X    $46,550,866.83         $0.00      $83,007.61
Class 2-A-1 $215,863,485.17 $18,332,953.87    $974,915.23
Class 2-X   $215,863,485.17         $0.00     $206,824.44
Class C-B-1   $5,350,125.13     $6,012.07      $29,239.94
Class C-B-2   $2,484,128.72     $2,791.48      $13,576.46
Class C-B-3   $1,145,603.00     $1,287.34       $6,261.04
Class C-B-4   $1,146,597.44     $1,288.46       $6,266.47
Class C-B-5     $381,867.67       $429.11       $2,087.01
Class C-B-6     $383,102.77       $430.50       $2,093.76
Class 2-R             $0.00         $0.00           $0.03

                     PPIS         Prin Loss   End Bal
Class 1-A-1          $11.69         $0.00  $42,588,972.89
Class 1-X             $5.73         $0.00  $42,588,972.89
Class 2-A-1         $210.86         $0.00 $197,530,531.30
Class 2-X            $44.73         $0.00 $197,530,531.30
Class C-B-1           $5.54         $0.00   $5,344,113.06
Class C-B-2           $2.57         $0.00   $2,481,337.24
Class C-B-3           $1.19         $0.00   $1,144,315.66
Class C-B-4           $1.19         $0.00   $1,145,308.98
Class C-B-5           $0.40         $0.00     $381,438.56
Class C-B-6           $0.40         $0.00     $382,672.27
Class 2-R             $0.00         $0.00           $0.00

                Beginning
                Current Prin    Principal
Class           Amount          Distribution
Class 1-A-1      676.5131060    57.5772989
Class 1-X        676.5131060     0.0000000
Class 2-A-1      708.9066251    60.2063496
Class 2-X        708.9065087     0.0000000
Class C-B-1      994.4470502     1.1174851
Class C-B-2      994.4470456     1.1174860
Class C-B-3      994.4470486     1.1174826
Class C-B-4      994.4470425     1.1174848
Class C-B-5      994.4470573     1.1174740
Class C-B-6      994.4470489     1.1174794
Class 2-R          0.0000000     0.0000000

                                 Ending
                  Interest       Current Prin    Interest
                  Distribution   Amount          Rate
Class 1-A-1        2.4634653   618.9358072     0.043700000
Class 1-X          1.2063307   618.9358072     0.021399389
Class 2-A-1        3.2016710   648.7002755     0.054207932
Class 2-X          0.6792218   648.7001690     0.011500000
Class C-B-1        5.4349331   993.3295651     0.065595797
Class C-B-2        5.4349319   993.3295596     0.065595797
Class C-B-3        5.4349306   993.3295660     0.065595797
Class C-B-4        5.4349263   993.3295577     0.065595797
Class C-B-5        5.4349219   993.3295833     0.065595797
Class C-B-6        5.4349214   993.3295695     0.065595797
Class 2-R          0.6000000     0.0000000     0.054207932

i,ii,v,ix)  Monthly Advances
            Principal       Interest      Total           Unreimbursed
Group U-1           13614.33      56165.43        69779.76             0
Group U-2           76548.17     408901.66       485449.83             0

iii)  Number and agg Stated Prin Bal of the Mortgage Loans
          Number of Loans    Ending Sched   Sched Prin  Principal Prepayment
Group U-1         131   44593408.56         60613.75       3903785.41
Group U-2         542   206405282.1         246231.54      18096456.08

iv) Servicing Fees
            Servicing Fee   Additional Servicing Fee
Group U-1          15174.32       5058.10
Group U-2          70233.79      23411.25

vi) Delinquency Information for all Mortgage Loans
                      Group U-1                 Group U-2
                 Count     Scheduled Bal   Count  Sched Bal
1 Month Delinquent    0         0             5   1590453.19
2 Month Delinquent    0         0             2    700734.25
3 Months or More Del  0         0             1    434816.61

vi) Mortgage Loans in Foreclosure Proceedings Count  Outstanding Bal
                            Group U-1          0             0
                            Group U-2          0             0

Mortgage Loans in Bankruptcy Proceedings
            Count           Outstanding Balance
Group U-1      1     264706.02
Group U-2      1     434816.61

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
            Count           Book Value
Group U-1                  0             0
Group U-2                  0             0

x) Tax on prohibited transactions (Section 860F of the Code)
            Provided on the Trust Tax Return

xiii)  Number and agg Stated Prin Bal of Subs and Purchases
                         Group U-1     Group U-2
Number of Substitutions      0               0
Principal Balance of Subs    0               0
Number of Purchases          0               0
Purchase Price               0               0

xi,xiv) Cumulative Interest Shortfalls
                            Class 1-A-1                  0
                            Class 1-X                    0
                            Class 2-A-1                  0
                            Class 2-X                    0
                            Class C-B-1                  0
                            Class C-B-2                  0
                            Class C-B-3                  0
                            Class C-B-4                  0
                            Class C-B-5                  0
                            Class C-B-6                  0
                            Class 2-R                    0
                            Total                        0

xv)   Realized Losses:
                            Current       Cumulative      Prior 3 Years
            Group U-1                0.00            0.00          0.00
            Group U-2                0.00            0.00          0.00

                   Gross Coupon  Net Coupon      Gross Margin  Net Margin
Group U-1           7.0099391%      6.5099389%    2.8810062%   2.5060062%
Group U-2           7.0707935%      6.5707932%    2.9087352%   2.5337352%


                           Beginning                     Current Period
            Original       Current Prin  Principal       Pass-Through
Class       Face Value     Amount        Distribution    Rate
Class W     23715875.46    5084066.13    514263.14       0.088135432


          Class Accrued  Class Net Real Loss of  Certificate  Ending
          Interest       PPIS      Principal     Interest     Curr Prin
Class     Distributed (1)Allocation              Shortfall    Amount
Class W   37337.41022    3.12         0             0         4569802.99

                  Beginning                              Ending
                  Current      Prin Prin    Interest     Curr Prin
Class       Cusip Amount       Distrib      Distrib      Amount
Class W     N/A   214.3739597  21.6843414   1.574363564  192.6896183
            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal Interest  Total         Unreimbursed
            Class W Loans    5383.17   28354.14  33737.31


                      Number of Loans  Ending Sched   Sched Prin     Prin Prep
Class W Fixed Rate Loans      5        1,574,312.49    6825.44       507437.7
Class W Adjustable Rate Loans 9	   4,550,474.28

iv) Servicing Fee                                            1884.908849
     Additional Servicing Fee                                501.7797813

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      2       1,673,256
2 Month Delinquent                      2         651,307
3 Month Delinquent                      1         262,537

vi) Mortg Loans in Forecl Proceedings/ Mortg Loans in Bankruptcy Proceedings
             Count     Outstanding Bal  Count   Outstanding Balance
Class W Loan  1        262,537           1      235,092

vii) Mortg Loans as to which the Mortg Prop is an REO Prop
            Count           Book Value
Class W Loan 0               0

x) Tax on prohibited transactions (Section 860F of the Code)
                            Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

             Number       Principal Bal  Number
             of Subs      of Subs        of Purchases    Purchase Price
Class W Loan 0               0            0               0

xi,xiv) Cumulative Interest Shortfalls
Class W     0
xv)   Realized Losses:
            Current         Cumulative    Prior 3 Years
Class W Loan0               0             0

               Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class W Fixed  6.996372664%    6.746379145%  ^N/A            ^N/A
Class W Adjust  7.250342665%    6.750341791%  2.904800891%    2.529800891%

                       Beginning                 Curr Period   Class Accrued
            Original   Current Prin  Prin        Pass-Through  Interest
Class       Face Value Amount        Distrib     Rate          Distributed (1)
Class V   391384576.2  329629214     19584433.03 0.067213184   1846285.75

            Class Net       Realized Loss Certificate     Ending
            PPIS            Principal     Interest        Current Principal
Class       Allocation                    Shortfall       Amount
Class V      427.5             0               0          310044781


                   Beginning                             Ending
                   Current Prin   Prin       Int         Current Principal
Class       Cusip  Amount         Distrib    Distrib     Amount
Class V     N/A   842.2130919     50.03884727   4.717318623  792.1742446

            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal  Interest   Total         Unreimbursed
            Class V Loans    174227.17  826549.83  1000777

iii)  Number and agg Stated Prin Bal of the Mortg Loans
            Number of Loans  Ending Sched   Scheduled Prin  Prin Prep
Class V Loan     897        310044781       372331.18       19212101.85


iv) Servicing Fee                              68672.88023

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      5       1,930,034
2 Months Delinquent                     0               0
3 Months Delinquent                     0               0


vi) Mortg Loans in Forecl Proceedings/ Mortg Loans in Bankruptcy Proceedings
             Count   Outstanding Balance    Count   Outstanding Balance
Class V Loan   0             0                1         272546.99


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property

                                          Count           Book Value
                            Class V Loans                0             0

x) Tax on prohibited transactions (Section 860F of the Code)
                                          Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number     Principal Bal  Number
            of Subs    of Subs        of Purchases    Purchase Price
Class V Loan   0             0               0             0

xi,xiv) Cumulative Interest Shortfalls
Class V                              0.00

xv)   Realized Losses:      Current       Cumulative      Prior 3 Years
Class V Loan               0             0               0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class V Loan    6.972875154%  6.722874690%    0.000000000%  0.000000000%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

   21-Oct-02                Name:         Barbara Grosse
                            Title:        Trust Officer
                                          Bank One